UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2013

E-DEBIT GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation or organization)

0-32051 (Commission File Number)	98-0233968 (IRS Employer Identification Number)

#12, 3620 – 29th Street NE
Calgary, Alberta Canada T1Y 5Z8

Address of principal executive offices)

(403) 290-0264
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

Please see the news release titled: "E-Debit Global Corporation Continues Its Corporate Re-Organization with the Sale of Card Product Subsidiary E-Debit International Inc."

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

Exhibits

99.1   Please see the news release titled: "E-Debit Global Corporation Continues Its Corporate Re-Organization with the Sale of Card Product Subsidiary E-Debit International Inc."

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2013	E-Debit Global Corp.

/s/ Douglas MacDonald
Douglas MacDonald, President